                                                                   EXHIBIT 10.52


                 CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE

        This Confidential Settlement Agreement and Release ("Confidential Settlement Agreement") is entered into this ____ day of August 2000 (the date on which all parties have affixed their signatures hereto), by and between Moore North America, Inc. ("Moore") and each of the following individuals: Lori Brostrom, Robert T. Dolan, Jr., William L. Goodman, Thomas M. Gregorich, Howard Latham, Michael Levine, and John W. Mosey (collectively, "Plaintiffs"). Reference to Moore shall include its predecessors, successors, officers, directors, subsidiaries, assigns, affiliates, agents and employees. Reference to each and all Plaintiffs shall include the Plaintiffs' successors in interest, representatives of estates, and agents; and

        WHEREAS, Plaintiffs were employees of Moore and each individually entered into an incentive/retention agreement with Moore. The incentive/retention agreements each contained a provision for, among other things, a type of bonus called a "pool bonus" to be paid to each Plaintiff out of a larger "bonus pool." The amount of money to be paid into the larger "bonus pool" was to be determined according to a calculation set forth in that provision. The amount of the "pool bonus" paid to each Plaintiff was set as a percentage of the "bonus pool." This percentage is named in each Plaintiff's incentive/retention agreement. After entering into the incentive/retention agreements, Moore and Plaintiffs ("the parties") subsequently disagreed over the interpretation of those agreements as to the basis for calculating the "pool bonus"; and

        WHEREAS, an action has been removed to United States District Court, District of Minnesota against Moore, styled as Lori Brostrom, et al. v. Moore North America. Inc., which has been filed as Case No. 00-1069 (ADM/AJB) (United States District Court); and

        WHEREAS, Moore has denied any liability with regard to all of the claims in the above-described action; and




CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC., AND LORI BROSTROM, ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY--1

        WHEREAS, the parties to this Confidential Settlement Agreement wish to settle, compromise, and release any and all claims that Plaintiffs have asserted or that they could have asserted based upon the facts giving rise to the above-described action, including but not limited to the claims alleged in the above described action, without necessity of the continuation of a civil suit and of the trial on the merits with all its attendant expenses.

        THEREFORE, the parties to this Confidential Settlement Agreement hereby agree as follows:

        1. Settlement Amount: The parties agree that Moore shall pay to Plaintiffs collectively the sum of $800,000.00. Each Plaintiff shall be paid a percentage of $800,000.00, and that percentage shall be the same as the percentage of the total "bonus pool" designated in each Plaintiff's incentive/retention agreement with Moore. Each Plaintiff's percentage of the $800,000.00 shall be referred to as each "Plaintiff's total." Accordingly, the amounts to be paid to Plaintiffs are as set out in the confidential and Plaintiff-specific Exhibits "A" through "G," as provided in the following table:

             NAME                                                  EXHIBIT
             ----                                                  -------
             Tom Gregorich                                           A
             Howard Latham                                           B
             John Mosey                                              C
             Michael Levine                                          D
             Robert Dolan                                            E
             William Goodman                                         F
             Lori Brostrom                                           G


        2. Disbursement Schedule: Except as provided in Paragraph 3, below: each Plaintiff shall be paid half (50%) of each Plaintiffs total within ten
(10) days of the date on which all parties have signed this Confidential Settlement Agreement. The balance shall be paid



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC. AND LORI BROSTROM, ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY-2 out to each Plaintiff in accordance with the terms provided in the incentive/retention agreement that each Plaintiff entered into with Moore, it being agreed that for the purposes of timing of the remaining two annual payments, the MDMS Closing Date shall be December 17, 1999.

        3. Schedule of payment for Lori Brostrom: The Disbursement Schedule set out in Paragraph 2, above, shall not apply to Lori Brostrom, who shall instead be paid the full amount (100%) of her allotted Plaintiff's total within ten (10) days of the date on which all parties have signed this Confidential Settlement Agreement.

        4. Confidentiality: The parties agree that the terms of this Confidential Settlement Agreement are and will be kept confidential.

        5. Release of Moore by Plaintiffs: In consideration for this Confidential Settlement Agreement, the receipt and sufficiency of which is hereby expressly acknowledged, each Plaintiff releases and forever discharges Moore and any affiliate, successor, agent, employee, corporation, association, partnerships, limited liability companies, none of whom admit liability, but all expressly deny liability, for any and all claims, demands, actions, causes of action, suits, liabilities and damages of any nature whatsoever arising out of common law, equity, statute, or otherwise, which it has brought, or could have brought based on facts giving rise to the above-described action, except for any claim to payments due each Plaintiff from Moore under Paragraphs 1, 2, and 3 of this Confidential Settlement Agreement, and the incentive/retention agreement that each Plaintiff entered into with Moore as provided in Paragraph 8, below.

        Each Plaintiff agrees to execute the provided Stipulation for Dismissal with Prejudice of the pending action against Moore identified above and to provide such Stipulation for Dismissal With Prejudice to the attorneys for Moore immediately upon execution of this Settlement



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA INC., AND LORI BROSTROM. ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY-3

Agreement and Release. The Plaintiffs further agree to cooperate fully and to execute any and all supplementary documents and to take any additional steps that may be reasonably necessary to give full force and effect to the terms and intent of this Settlement Agreement and Release.

        6. Release of Moore by Lori Brostrom: To the extent that such claims might be additional to or other than those released above, Lori Brostrom, in consideration for this Confidential Settlement Agreement, the receipt and sufficiency of which is hereby expressly acknowledged, hereby agrees to release and forever discharge Moore and any affiliate, successor, agent, employee, corporation, association, partnerships, limited liability companies, none of whom admit liability, but all expressly deny liability, for any and all claims, demands, actions, causes of action, suits, liabilities and damages of any nature whatsoever, known or unknown, asserted or unasserted, suspected or unsuspected, arising out of common law, equity, statute, or otherwise, which she has brought, or could have brought based on facts arising from her employment by Moore, except for any claim to payments due her from Moore under Paragraphs 1 and 3 of this Confidential Settlement Agreement, and the incentive/retention agreement that she entered into with Moore as provided in Paragraph 8, below.

        7. Release of Lori Brostrom by Moore: Moore, in consideration for this Confidential Settlement Agreement, the receipt and sufficiency of which is hereby expressly acknowledged, hereby agrees to release and forever discharge Lori Brostrom for any and all claims, demands, actions, causes of action, suits, liabilities and damages of any nature whatsoever, known or unknown, asserted or unasserted, suspected or unsuspected, arising out of common law, equity, statute, or otherwise, which Moore now has against Lori Brostrom arising out of any aspect of her employment by Moore, except for any claim based in her obligations



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC., AND LORI BROSTROM, ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY-4 pursuant to the incentive/retention agreement that she entered into with Moore as provided in Paragraph 8, below.

        8. Continuation in Force of Retention/Incentive Agreements: All provisions of the Plaintiffs' incentive/retention agreements with Moore shall remain in force with respect to each Plaintiff, except that Paragraphs 1, 2, and 3 of this Confidential Settlement Agreement supercedes the incentive/retention agreements to the extent the incentive/retention agreements conflict with Paragraphs 1, 2, and 3.

        9. No Admission of Liability: None of the provisions of this Confidential Settlement Agreement shall be construed as an admission of liability by any party.

        10. Authority to Enter Binding Confidential Settlement Agreement: The parties further agree that no promise, inducement or stipulation has been made outside of this writing, and that all the terms and provisions of this Confidential Settlement Agreement are contractual and are not merely recitals. Each of the signatories represents that it is authorized to enter into this Confidential Settlement Agreement on behalf of their respective parties, and each of the parties is bound by the terms and conditions of the Confidential Settlement Agreement.

        11. Full and Complete Understanding of Confidential Settlement
Agreement: The parties represent that they have carefully read and fully understand all provisions of this Confidential Settlement Agreement, that they have had a full opportunity to have all the terms of this Confidential Settlement Agreement explained to them by legal counsel, and that they enter into the Confidential Settlement Agreement knowingly and voluntarily of his, her or its own free will.

        12. Entire Agreement: The Confidential Settlement Agreement contains the entire understanding between the parties and supersedes, except as outlined in Paragraph 8, above, all



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC., AND LORI BROSTROM, ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY--5 prior agreements and understandings relating to the subject matter of the Confidential Settlement Agreement. The Confidential Settlement Agreement shall not be modified, amended or terminated unless such modification, amendment or termination is executed by the parties.

        13. Choice of Law/Severability of provisions: The Confidential Settlement Agreement shall be governed by the laws of the State of Minnesota. If any of its provisions are held to be invalid or unenforceable by a court of competent jurisdiction, such holding shall not invalidate any of the other provisions of the Agreement, it being intended that the provisions are severable.

        IN WITNESS WHEREOF, the parties have caused this Confidential Settlement Agreement to be duly executed and delivered as of the latest date set forth below.

Moore North America, Inc.

By: /s/ ROBERT Z. SLAUGHTER
    ---------------------------------
    Robert Z. Slaughter               date 8/14/00
    Vice President and General Counsel



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC., AND LORI BROSTROM, ROBERT T. DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY-6

 Plaintiffs:

     -------------------------------------------
     Thomas M. Gregorich        date

     -------------------------------------------
     Howard Latham              date

     -------------------------------------------
     John W. Mosey              date

     -------------------------------------------
     Michael Levine             date

     -------------------------------------------
     Robert T. Dolan            date

     -------------------------------------------
     William L. Goodman         date

     -------------------------------------------
     Lori Brostrom              date



CONFIDENTIAL SETTLEMENT AGREEMENT BETWEEN MOORE NORTH AMERICA, INC., AND LORI BROSTROM, ROBERT T DOLAN, JR., WILLIAM L. GOODMAN, THOMAS M. GREGORICH, HOWARD LATHAM, MICHAEL LEVINE, AND JOHN W. MOSEY--7

                                   EXHIBIT "A"

                                 (Tom Gregorich)




EXHIBIT "A" (Tom Gregorich)--1

                               28% of $800,000.00

                                        =

                                   $224,000.00




EXHIBIT "A" (Tom Gregorich)--2

                                   EXHIBIT "B"

                                 (Howard Latham)




EXHIBIT "B" (Howard Latham)--1

                               14% of $800,000.00

                                        =

                                   $112,000.00




EXHIBIT "B" (Howard Latham)--2

                                   EXHIBIT "C"

                                  (John Mosey)




EXHIBIT "C" (John Mosey)--1

                               12% of $800,000.00

                                        =

                                   $96,000.00




EXHIBIT "C" (John Mosey)--2

                                   EXHIBIT "D"

                                (Michael Levine)




EXHIBIT "D" (Michael Levine)--1

                               14% of $800,000.00

                                        =

                                   $112,000.00




EXHIBIT "D" (Michael Levine)--2

                                   EXHIBIT "E"

                                 (Robert Dolan)




EXHIBIT "E" (Robert Dolan)--1

                               12% of $800,000.00

                                        =

                                   $96,000.00




EXHIBIT "E" (Robert Dolan)--2

                                   EXHIBIT "F"

                                (William Goodman)




EXHIBIT "F" (William Goodman)--1

                               10% of $800,000.00

                                        =

                                   $80,000.00




EXHIBIT "F" (William Goodman)--2

                                   EXHIBIT "G"

                                 (Lori Brostrom)




EXHIBIT "G" (Lori Brostrom)--1

                               10% of $800,000.00

                                        =

                                   $80,000.00




EXHIBIT "G" (Lori Brostrom)--2